UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2025

OFFICE PROPERTIES INCOME TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-34364	26-4273474
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-219-1440

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)*	Name of Each Exchange On Which Registered
Common Shares of Beneficial Interest	OPI	The Nasdaq Stock Market LLC
6.375% Senior Notes due 2050	OPINL	The Nasdaq Stock Market LLC

*	On October 7, 2025, the registrant’s securities were suspended from trading on The Nasdaq Global Select Market and trades in the registrant’s common shares of beneficial interest began being quoted on the OTC Pink Market under the symbol “OPITS” and the registrant’s 6.375% Senior Notes due 2050 began being quoted on the OTC Pink Market under the Symbol “OPILR.” The Nasdaq Stock Market LLC has not yet filed a Form 25-NSE to delist the registrant’s securities and to remove them from registration under Section 12(b) of the U.S. Securities Exchange Act of 1934, as amended, which deregistration will be effective 10 days, or such shorter period as the U.S. Securities and Exchange Commission may determine, after filing of the Form 25-NSE.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

In this Current Report on Form 8-K, the terms “OPI,” “we,” “us,” and “our” refer to Office Properties Income Trust.

Item 1.01. Entry into a Material Definitive Agreement.

The information set forth below in Item 1.03 of this Current Report on Form 8-K (this “Current Report”) under the caption “Restructuring Support Agreement” is hereby incorporated by reference in this Item 1.01.

Item 1.03. Bankruptcy or Receivership.

Voluntary Petitions for Relief under Chapter 11

On October 30, 2025 (the “Petition Date”), OPI and certain of its subsidiaries (collectively, the “Debtors” or the “Company”) commenced voluntary cases (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). The Chapter 11 Cases are being filed to implement a court-supervised financial restructuring pursuant to the terms described in the RSA (as defined below). The Debtors are seeking joint administration of the Chapter 11 Cases under the caption “In re Office Properties Income Trust, et al.” The Debtors continue to operate their businesses and manage their properties as debtors-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. The Debtors have filed a number of customary motions seeking “first day” relief intended to support operations during the Chapter 11 Cases.

The Debtors will notice a hearing for November 3, 2025, or such other date as stated on the docket, to seek emergency relief with respect to certain “first day” matters. Participation at the hearing will only be permitted by an audio and video connection. The Debtors’ proposed claims and noticing agent has established a website (link below), which contains the Debtors’ filings on the Bankruptcy Court’s docket as well as instructions for how to participate in the hearing by audio and video connection. In addition, important information about the Chapter 11 Cases, including court filings and other information may be found at the website. Such information may be filed with the Bankruptcy Court without the filing of an accompanying Current Report on Form 8-K. This website contains third-party content and is provided for convenience only. The documents and other information available on this website are not incorporated by reference into, and do not constitute a part of, this Current Report on Form 8-K. The website can be accessed at: https://restructuring.ra.kroll.com/OPI.

Restructuring Support Agreement

On October 30, 2025, OPI entered into the Restructuring Support Agreement (the “RSA”) with an ad hoc group of holders of OPI’s 9.000% Senior Secured Notes due September 2029, issued pursuant to (a) that certain indenture, dated as of June 20, 2024, by and among OPI, the subsidiary guarantors party thereto, and U.S. Bank Trust Company, National Association (“U.S. Bank”), as trustee and collateral agent, and (b) that certain Indenture, dated as of October 8, 2024, by and among OPI, the subsidiary guarantors parties thereto, and U.S. Bank, as trustee and collateral agent, each as may be amended, restated, amended and restated, supplemented, or otherwise modified from time to time in accordance with the terms thereof (such notes, collectively, the “September 2029 Senior Secured Notes”), and The RMR Group LLC (“RMR”), in its capacity as manager of the Company (RMR, collectively with the other parties to the RSA other than the Debtors, the “Consenting Stakeholders”).

The RSA, including the restructuring term sheet attached thereto (the “Restructuring Term Sheet”), contemplates a comprehensive restructuring (the “Restructuring Transactions”) of the Company’s debt obligations and capital structure. Among other things, the Restructuring Transactions contemplate the following transactions and creditor treatment to be implemented in a plan of reorganization (the “Plan”) to be filed in the coming weeks:

•	the September 2029 Senior Secured Notes will convert their debt into reorganized common equity valued at $98.0 million and $420.0 million of takeback debt in the form of secured exit notes;

•	those certain 3.250% Senior Secured Notes due 2027, issued pursuant to that certain Indenture, dated as of December 11, 2024, by and among OPI, the subsidiary guarantors party thereto, and U.S. Bank, as trustee and collateral agent, as may be amended, restated, amended and restated, supplemented, or otherwise modified from time to time in accordance with the terms thereof (the “2027 Senior Secured Notes”) will receive certain or all of their collateral properties, cash, or takeback debt in full satisfaction of their claim;

•	OPI’s priority guaranteed notes and any unsecured deficiency claims of the 2027 Senior Secured Notes will receive reorganized common equity after accounting for such equity (a) issued in proposed equity rights offerings and (b) in satisfaction of certain senior and other claims;

•	OPI’s other series of unsecured notes and any unsecured deficiency claims of the September 2029 Senior Secured Notes will receive (a) any remaining reorganized common equity after accounting for equity (i) issued in two proposed equity rights offerings (the “Equity Rights Offerings”) and (ii) in satisfaction of certain senior and other claims and (b) subscription rights to purchase reorganized common equity in the Equity Rights Offerings; and

•	the remainder of the Debtors’ funded debt will be rendered unimpaired.

Upon consummation, the Restructuring Transactions will substantially reduce the Company’s balance sheet liabilities from approximately $2.4 billion in total debt to approximately $1.3 billion in total debt upon emergence.

The RSA contains certain representations, warranties, and covenants on the part of the Company and the Consenting Stakeholders, including limitations on the parties’ ability to pursue alternative transactions, commitments by the Consenting Stakeholders to support the Plan, and commitments of the Company and the Consenting Stakeholders to cooperate in good faith to finalize the documents and agreements contemplated by the RSA and the Restructuring Term Sheet.

The RSA also contemplates a new business management agreement and a new property management agreement with RMR pursuant to a term sheet attached thereto, which agreements would take effect upon effectiveness of the Plan. Pursuant to the term sheet, the initial term of the new management agreements is five years, with the annual fee under the business management agreement set at $14.0 million per year for the first two years and the fees under the property management agreement consistent with the fees under the existing property management agreement. OPI’s current management agreements with RMR will remain in effect during the pendency of the Chapter 11 Cases, and RMR will continue to manage OPI’s business in the ordinary course.

The RSA includes certain milestones (the “Milestones”) for the progress of the Chapter 11 Cases, which include entry of an order by the Bankruptcy Court confirming the Plan no later than 175 calendar days following the Petition Date and the occurrence of the effective date of the Plan no later than 185 calendar days following the Petition Date. The Required Consenting September 2029 Senior Secured Noteholders (as defined in the RSA) may extend or waive the Milestones pursuant to the terms of the RSA.

The RSA may be terminated upon, among other things: (a) the failure to meet the Milestones; (b) the occurrence of certain breaches of the RSA; (c) the mutual agreement of the parties; and (d) in the case of the Company, if the board of directors, board of managers, board of trustees, or such similar governing body (including any special committee) reasonably determines in good faith, after consulting with, and receiving written advice from, outside counsel that performance under the RSA would be inconsistent with its applicable fiduciary duties.

The Restructuring Transactions are subject to Bankruptcy Court approval and the satisfaction of the conditions set forth in the RSA, the Plan, and related definitive documents. There can be no assurance that the Debtors will successfully complete the Restructuring Transactions on the terms contemplated by the RSA and the Restructuring Term Sheet, on different terms, or at all.

The foregoing description of the RSA and the Restructuring Term Sheet does not purport to be complete and is qualified in its entirety by reference to the full text of the RSA, a copy of which is filed as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Item 2.04. Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

The commencement of the Chapter 11 Cases on October 30, 2025 constituted events of default under certain of the Company’s debt instruments, including, without limitation, the following (each as may have been amended or otherwise modified):

•	approximately $54.3 million of mortgage debt (plus any accrued but unpaid interest in respect thereof) under the loan agreement dated as of September 13, 2023, by and among UBS AG, as lender, and Clay Ave Waco LLC and Primerica Pkwy GA LLC, collectively, as borrowers;

•	approximately $123.0 million of mortgage debt (plus any accrued but unpaid interest in respect thereof) under the loan agreements (a) dated as of August 8, 2023, by and between JPMorgan Chase Bank, National Association (“JPM”), as lender, and Echelon Pkwy MS LLC, as borrower; (b) dated as of June 30, 2023, by and between JPM, as lender, and Rio Robles CA LLC, as borrower; (c) dated as of June 23, 2023, by and between JPM, as lender, and Sterling Park LLC, as borrower; (d) dated as of May 25, 2023, by and between JPM, as lender, and 3300 75th Avenue LLC, as borrower; and (e) dated as of June 27, 2023, by and between JPM, as lender, and Ewing Boulevard LLC, as borrower;

•	approximately $425.0 million of outstanding borrowings (plus any accrued but unpaid interest in respect thereof) under OPI’s second amended and restated credit agreement, dated January 29, 2024, with Wilmington Savings Fund Society, FSB, as successor administrative agent, and the applicable lenders;

•	approximately $300.0 million in aggregate outstanding principal amount (plus any accrued but unpaid interest in respect thereof) of OPI’s 9.000% Senior Secured Notes due March 2029, issued pursuant to that certain indenture, dated as of February 12, 2024, by and among OPI, the subsidiary guarantors party thereto, and U.S. Bank;

•	approximately $418.0 million in aggregate outstanding principal amount (plus any accrued but unpaid interest in respect thereof) of the 2027 Senior Secured Notes;

•	approximately $610.0 million in aggregate outstanding principal amount (plus any accrued but unpaid interest in respect thereof) of the September 2029 Senior Secured Notes;

•	approximately $14.4 million in aggregate outstanding principal amount (plus any accrued but unpaid interest in respect thereof) of the 8.000% Senior Priority Guaranteed Unsecured Notes due 2030, issued pursuant to that certain indenture, dated as of March 12, 2025, by and among OPI, the subsidiary guarantors party thereto, and U.S. Bank;

•	approximately $133.9 million in aggregate outstanding principal amount (plus any accrued but unpaid interest in respect thereof) of OPI’s 2.650% Senior Notes due 2026, issued pursuant to (i) that certain indenture, dated as of July 20, 2017, by and between OPI and U.S. Bank (the “2017 Indenture”) and (ii) that certain Third Supplemental Indenture, dated as of May 18, 2021, by and between OPI and U.S. Bank;

•	approximately $78.3 million in aggregate outstanding principal amount (plus any accrued but unpaid interest in respect thereof) of OPI’s 2.400% Senior Notes due 2027, issued pursuant to (i) the 2017 Indenture and (ii) that certain Fourth Supplemental Indenture, dated as of August 13, 2021, by and between OPI and U.S. Bank;

•	approximately $102.4 million in aggregate outstanding principal amount (plus any accrued but unpaid interest in respect thereof) of the OPI’s 3.450% Senior Notes due 2031, issued pursuant to (i) the 2017 Indenture and (ii) that certain Fifth Supplemental Indenture, dated as of September 28, 2021, by and between OPI and U.S. Bank; and

•	approximately $162.0 million in aggregate outstanding principal amount (plus any accrued but unpaid interest in respect thereof) of OPI’s 6.375% Senior Notes due 2050, issued pursuant to (i) that certain indenture, dated as of July 20, 2017, by and between the OPI and U.S. Bank and (ii) that certain Second Supplemental Indenture, dated as of June 23, 2020, by and between the OPI and U.S. Bank.

Pursuant to the indentures and the other agreements governing the foregoing debt instruments, the filing of the Chapter 11 Cases accelerated the Company’s obligations thereunder. Any efforts to enforce such payment obligations are automatically stayed as a result of the Chapter 11 Cases, and the creditors’ rights of enforcement are subject to the applicable provisions of the Bankruptcy Code.

Item 7.01. Regulation FD Disclosure.

On October 30, 2025, the Company issued a press release announcing the commencement of the Chapter 11 Cases and related matters.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Cautionary Note Regarding the Company’s Securities

The Company cautions that trading in its securities (including its common shares and notes) during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of such securities in the Chapter 11 Cases. The Company expects that holders of Company’s common shares of beneficial interest could experience a significant or complete loss on their investment, depending on the outcome of the Chapter 11 Cases.

Securities Law Matters

Any new securities to be issued pursuant to the Plan or the Equity Rights Offerings will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, but will be issued pursuant to exemptions from such registration, including those provided by the Securities Act and/or section 1145 of the Bankruptcy Code. Such securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

This Current Report does not constitute an offer to sell or buy, nor the solicitation of an offer to sell or buy, any securities, nor is this Current Report a solicitation of consents to or votes to accept any chapter 11 plan.

Forward-Looking Statements

This Current Report on Form 8-K contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Also, whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements as a result of various factors. These forward-looking statements include, among others, statements about: the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases; the Company’s ability to consummate the Restructuring Transactions; the expected effects of the Chapter 11 Cases on the Company’s business and the interests of various stakeholders; the Company’s ability to continue operating in the ordinary course; the terms, effectiveness, and consummation of the Plan; the anticipated capital structure upon emergence; the expected treatment of claims; the potential cancellation of the Company’s equity; the registration status of any new securities to be issued pursuant to the Plan or the Equity Rights Offerings, and the timing of any of the foregoing. Forward-looking statements are based on the Company’s current expectations, assumptions and estimates and are subject to risk, uncertainties, and other important factors that are difficult to predict and that could cause actual results to differ materially and adversely from those expressed or implied. These risks include, among others, those related to: the Company’s ability to confirm and consummate the Plan; the duration and outcome of the Chapter 11 Cases; the Company suffering from a long and protracted restructuring; the impact of the Chapter 11 Cases on the Company’s operations, reputation and relationships with tenants, lenders, and vendors; the Company having insufficient liquidity; the availability of financing; the ability to satisfy the conditions precedent to the RSA; the effectiveness of the overall restructuring activities pursuant to the Chapter 11 Cases and any additional strategies that the Company may employ to address its liquidity and capital resources and achieve its stated goals; the potential cancellation of the Company’s equity; and the Company’s historical financial information not being indicative of its future performance as a result of the Chapter 11 Cases.

The information contained in the Company’s filings with the Securities and Exchange Commission (“SEC”), including under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and subsequent filings with the SEC, or incorporated herein or therein, identifies other important factors that could cause differences from our forward-looking statements. The Company’s filings with the SEC are available on the SEC’s website at www.sec.gov.

You should not place undue reliance upon the Company’s forward-looking statements.

Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Restructuring Support Agreement, dated as of October 30, 2025, by and among Office Properties Income Trust, certain of its subsidiaries, The RMR Group LLC, and the other parties thereto (including the Restructuring Term Sheet attached thereto).
99.1	Press Release, dated October 30, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

OFFICE PROPERTIES INCOME TRUST

By:	/s/ Brian E. Donley
Name:	Brian E. Donley
Title:	Chief Financial Officer and Treasurer

Dated: October 31, 2025